Exhibit 99.1

FOSSIL ANNOUNCES INTENTION TO PROCEED WITH THE UK PROCEEDING AND EXTENSION

OF EXCHANGE OFFER FOR ITS SENIOR NOTES

Richardson, TX – October 23, 2025 – Fossil Group, Inc. (NASDAQ: FOSL) (the “Company”) announced today that, in connection with its previously announced offer to exchange (the “Exchange Offer”) and consent solicitation (the “Consent Solicitation”) with respect to its 7.00% Senior Notes due 2026 (the “Old Notes”) (i) the Company had received the requisite consents to adopt the UK Proceeding Amendments (as defined herein) and (ii) Fossil (UK) Global Services Ltd (the “Plan Company”) will proceed with utilizing an English law restructuring plan pursuant to Part 26A of the Companies Act 2006 (as amended) proposed by the Plan Company to implement a restructuring of the Old Notes on substantially the same terms, all as described in the Prospectus (as defined herein), including the section entitled “The UK Proceeding” in the Prospectus. As a result, the Company, the Plan Company (as guarantor) and the trustee under the indenture governing the Old Notes (the “Old Notes Indenture”) have executed a supplemental indenture to the Old Notes Indenture changing, among other things, the governing law of the Old Notes and the Old Notes Indenture to the laws of England and Wales (the “UK Proceeding Amendments”).

In addition, the Company announced today that it received 82.67% of valid tenders but did not receive the required minimum of at least 90% of valid tenders (without valid withdrawal) (or delivery for exchange) in aggregate principal amount of Old Notes by 5:00pm New York time on October 22, 2025 (the “Exchange Offer Expiration Time”). Accordingly, the Minimum Tender Condition was not satisfied at the Exchange Offer Expiration Time, and the Company has extended the expiration of the Exchange Offer, Consent Solicitation and its rights offering (the “Rights Offering”) from the Exchange Offer Expiration Time to 5:00pm New York City time on November 10, 2025 (the “Conditional Expiration Time”), which is now in effect in accordance with terms of the Prospectus. All other terms, provisions and conditions of the Exchange Offer, Consent Solicitation and Rights Offering will remain in full force and effect, and capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus included in the Registration Statements (as defined herein). The Company reserves the right to terminate, withdraw, amend or further extend the Exchange Offer, the Consent Solicitation and the Rights Offering independently of each other at any time and from time to time.

As of the Exchange Offer Expiration Time, according to Epiq Corporate Restructuring, LLC, the Information, Exchange and Subscription Agent for the Exchange Offer, Consent Solicitation and Rights Offering, the principal amount of Old Notes set forth in the table below had been validly tendered and not validly withdrawn (and consents thereby deemed validly given and not validly revoked) in the Exchange Offer, Consent Solicitation and Supporting Holders Exchange.

Option	Description	CUSIP No.	Principal Amount Tendered	Percentage of $150,000,000 Aggregate Outstanding Principal Amount Tendered
New Money Participants	7.00% Senior Notes due 2026	34988 V304	$118,017,000	78.68%
Non-New Money Participants	7.00% Senior Notes due 2026	34988 V304	$5,993,125	4.00%
Total	7.00% Senior Notes due 2026	34988 V304	$124,010,125	82.67%

The Company has filed a registration statement (including a prospectus) on Form S-3, as amended and supplemented (File No. 333-290139) (the “S-3 Registration Statement”) and a registration statement (including a prospectus) on Form S-4, as amended and supplemented (File No. 333-290141) (together with the S-3 Registration Statement, the “Registration Statements”) in connection with the Exchange Offer, Consent Solicitation and Rights Offering with the U.S. Securities and Exchange Commission (the “SEC”). Before you invest, you should read the prospectus (the “Prospectus”) dated September 25, 2025 in the Registration Statements, as supplemented by a prospectus supplement dated October 16, 2025 and any further prospectus supplement thereto, and other documents the Company has filed with the SEC for more complete information about the Company and the offerings. You may get these documents for free by visiting EDGAR on the SEC website (www.sec.gov). Alternatively, Epiq Corporate Restructuring, LLC will arrange to send you the Prospectus if you request it by emailing registration@epiqglobal.com (with the subject line to include “Fossil”) or via phone at +1 (646) 362-6336. Any questions regarding the terms of the transactions contemplated by the Registration Statements may be directed to Cantor Fitzgerald & Co., as dealer manager, via email at Ian.Brostowski@cantor.com (with the subject line to include “Fossil”) or phone at +1 (212) 829-7145; Attention: Tom Pernetti and Ian Brostowski.

Cautionary Note About Forward Looking Statements

This press release contains statements that are not purely historical and may be forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements can be identified by words such as “anticipate,” “target,” “expect,” “estimate,” “intend,” “plan,” “aim” “seek,” “believe,” “continue,” “will,” “may,” “would,” “could” or “should” or other words of similar meaning. There are several factors which could cause the Company’s actual plans and results to differ materially from those expressed or implied in forward-looking statements and these forward-looking statements are based on information available to us as of the date hereof and represent management’s current views and assumptions. Such factors include, but are not limited to: risks related to the success of our restructuring and turnaround plans; risks related to strengthening our balance sheet and liquidity and improving working capital; risks related to our planned non-core asset sales; increased political uncertainty; the effect of worldwide economic conditions, including recessionary risks; the effect of pandemics; the impact of any activist shareholders; the failure to meet the continued listing requirements of NASDAQ; significant changes in consumer spending patterns or preferences and lower levels of consumer spending resulting from inflation, a general economic downturn or generally reduced shopping activity caused by public safety or consumer confidence concerns; interruptions or delays in the supply of key components or products; acts of war or acts of terrorism; loss of key facilities; a data security or privacy breach or information systems disruptions; changes in foreign currency valuations in relation to the U.S. dollar; the performance of our products within the prevailing retail environment; customer acceptance of both new designs and newly-introduced product lines; changes in the mix of product sales; the effects of vigorous competition in the markets in which we operate; compliance with debt covenants and other contractual provisions and our ability to meet debt service obligations; risks related to the success of our business strategy; the termination or non-renewal of material licenses; risks related to foreign operations and manufacturing; changes in the costs of materials and labor; government regulation and tariffs; our ability to secure and protect trademarks and other intellectual property rights; levels of traffic to and management of our retail stores; if the transactions contemplated by the Registration Statements are not consummated, the potential delays and significant costs of alternative transactions, which may not be available to us on acceptable terms, or at all, which in turn may impact our ability to continue as a going concern; the significant costs incurred by us in connection with the transactions contemplated by the Registration Statements; our inability to comply with the restrictive debt covenants contained in the new notes to be issued in connection with the Registration Statements; and loss of key personnel or failure to attract and retain key employees and the outcome of current and possible future litigation. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements and risk factors discussed from time to time in the Company’s filings with the SEC, including, but not limited to, those described under the section entitled “Risk Factors” in our Annual Report on Form 10-K filed with the SEC on March 12, 2025, our Quarterly Reports on Form 10-Q filed with the SEC on May 15, 2025, and August 14, 2025, and subsequent filings with the SEC, which can be found at the SEC’s website at http://www.sec.gov. For the reasons described above, we caution you against relying on any forward-looking statements. Any forward-looking statement made by us in this press release speaks only as of the date on which we make it. Factors or events that could cause actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law. No recipient should, therefore, rely on these forward-looking statements as representing the views of the Company or its management as of any date subsequent to the date of this press release.

Investor Relations

Christine Greany

The Blueshirt Group

christine@blueshirtgroup.com

Media Contact

Brunswick Group LLP

Fossilgroup@brunswickgroup.com